Deferred income tax	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Deferred income tax
13. Deferred income tax

All figures in £ millions	2021	2020
Deferred income tax assets	57	32
Deferred income tax liabilities	(40)	(62)

Net deferred income tax asset/(liability)	17	(30)

Substantially all of the deferred income tax assets are expected to be recovered after more than one year.
Deferred income tax assets and liabilities shall be offset when there is a legally enforceable right to offset current income tax assets with current income tax liabilities and where the deferred income taxes relate to the same fiscal authority. At 31 December 2021, the Group has gross tax losses for which no deferred tax asset is recognised of £166m (2020: £166m) in respect of UK losses, £391m (2020: £369m) in respect of US losses and approximately £164m (2020: £300m) in respect of losses in other territories. The UK losses are capital losses which can be carried forward indefinitely. The US losses relate to federal and state taxes. Federal tax losses can be carried forward indefinitely; certain state tax losses may have expiry periods between one and 20 years.
In the UK March Budget 2021, the Government announced that from 1 April 2023 the UK corporation tax rate will increase to 25%, and this was substantively enacted on 24 May 2021. UK deferred tax balances have been remeasured at the enacted rate. The UK corporation tax rate increase has resulted in an increase of £27m in the UK deferred tax liability associated with the UK Group pension plan asset position, which has been recognised in other comprehensive income. The UK corporation tax rate change is beneficial to the Group’s statutory tax rate as it increases the value of certain UK tax attributes of the Group, such as tax losses.
Other gross deductible temporary for which no deferred tax asset is recognised total £22m (2020: £56m). The amount of temporary differences associated with subsidiaries for which no deferred tax has been provided is not material.
Deferred income tax assets of £19m (2020: £20m) have been recognised in countries that reported a tax loss in either the current or preceding year. This primarily arises in Brazil in respect of tax deductible goodwill and tax losses. It is considered more likely than not that there will be sufficient future taxable profits to realise these assets.
The recognition of the deferred income tax assets is supported by management’s forecasts of the future profitability of the relevant countries. In some cases deferred income tax assets are forecast to be recovered through taxable profits over a period that exceeds five years. Management consider these forecasts are sufficiently reliable to support the recovery of the assets. Where there are insufficient forecasts of future profits, deferred income tax assets have not been recognised.
The movement in deferred income tax assets and liabilities during the year is as follows:

All figures in £ millions	Trading losses	Accruals and other provisions	Retirement benefit obligations	Deferred revenue	Goodwill and intangibles	Interest limitations	Other	Total
Deferred income tax assets/ (liabilities)
At 1 January 2020	89	34	(38)	41	(199)	57	27	11
Exchange differences	2	(3)	(1)	(2)	2	(4)	(2)	(8)
Income statement (charge)/benefit	(44)	4	(12)	6	(12)	23	5	(30)
Tax benefit/(charge) in other comprehensive income	—	—	2	—	—	—	(5)	(3)

At 31 December 2020	47	35	(49)	45	(209)	76	25	(30)

Exchange differences	—	(1)	—	—	(2)	—	2	(1)
Acquisition of subsidiaries	1	—	—	—	4	—	—	5
Income statement benefit/(charge)	34	30	2	7	29	(21)	30	111
Tax charge in other comprehensive income	—	—	(61)	—	—	—	(7)	(68)

At 31 December 2021	82	64	(108)	52	(178)	55	50	17

Other deferred income tax items include temporary differences in respect of share-based payments, depreciation and royalty advance
s
.
As at 31 December 2021, no deferred income tax assets or liabilities were classified as held for sale (2020: £nil).